KING WORLD PRODUCTIONS, INC.
                               830 Morris Turnpike
                          Short Hills, New Jersey 07078




                                                                  June 23, 1989


Mr. Don Prijatel
1612 Prosser Avenue
Dayton, Ohio 45409

Dear Don:

This letter, when accepted by you, shall constitute an agreement between you and us:

          1. (a) We hereby agree to employ you as Director of Development for the period commencing on June 26, 1989 and terminating on August 31, 1990, unless extended by us pursuant to paragraph 1(b) hereof (the "Employment Period"). You accept such employment, and agree to diligently and faithfully perform such services as shall from time to time be reasonably assigned to you by, or pursuant to a resolution of, our Board of Directors or our senior management, and diligently and faithfully devote your entire business time, skill and attention to the performance of such services.

          (b) You hereby grant to us an option to extend the Employment Period for (i) the period commencing on September l, 1990 and ending on August 31, 1991 ("First Option Period") and (ii) the period commencing on September 1, 1991 and ending on August 31, 1992 (the "Second Option Period"). We may exercise the option with respect to the First Option Period by giving you written notice to such effect at least sixty (60) days prior to the expiration of the initial Employment Period. We may exercise the option with respect to the Second Option Period by giving you written notice to such effect at least sixty (60) days prior to the expiration of the First Option Period, if any. In the event that we elect to exercise either of such options, the terms and provisions of this Agreement shall remain in effect and shall apply during the Employment Period as it may have been extended, as applicable, by the First Option Period and the Second Option Period, except as otherwise expressly provided herein.

          2. (a) We shall pay to you, and you shall accept from us, for your services during the Employment Period, compensation at the annual rates of (i) $125,000 for the period commencing on the date on which the Employment Period commences through and including August 31, 1990; (ii) $137,500 for the period commencing on September 1, 1990 through and including August 31, 1991, and (iii)




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                                        2

$150,000 for the period commencing on September 1, 1991 and ending on August 31, 1992. Any compensation payable pursuant to this Paragraph 2(a) shall be paid in accordance with our payroll policy at the time then in effect.

               (b) During each year of the Employment Period you may also be entitled to a bonus if our Board of Directors, in its sole and absolute discretion, shall so determine.

               (c) Subject to the provisions of this paragraph (c), we shall cause our Board of Directors to grant to you an option under the King World Productions, Inc. Incentive Stock Option Plan (the "Plan") to purchase 10,000 shares of King World Common Stock, $.01 par value ("Common Stock"), at an exercise price equal to the closing price of the Common Stock on the New York Stock Exchange on the date on which the Employment Period commences. You understand and agree, with respect to such stock option, that:

                    (i) your right to exercise such option shall vest over a five-year period as follows: 20% on the first anniversary of the date of grant; 20% on the second anniversary of the date of grant; 20% on the third anniversary of the date of grant; and 40% on the fifth anniversary of the date of grant, and

                    (ii) if you should cease to be a full-time employee of King
                         World Productions, Inc. for any reason other than your death or "disability" (as defined in the Plan), then you shall have the right only to exercise the unexercised portion of such option within one month after the date on which you ceased to be so employed and then only to the extent that such portion was vested (pursuant to the foregoing vesting schedule) on the date you ceased to be so employed, and you shall forfeit all other rights to and under such option.

          The foregoing, as well as such other terms and conditions as our Board of Directors may deem appropriate, shall be set forth in a definitive stock option agreement between you and us. Your rights as an optionee shall be governed by the terms and conditions of such agreement and the Plan.

               (d) You shall be entitled to participate or continue to participate, as the case may be, on the same basis as our other employees, in any pension, profit-sharing, life insurance, health insurance or hospitalization plan in effect with respect to such employees.

               (e) We shall reimburse you for any expenses of the following nature incurred by you, and approved in advance in writing by us, in connection



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                                        3

with your relocation to the Los Angeles area: moving your household effects and one car; coach air travel for you and your immediate family between Dayton, Ohio and Los Angeles (a total of up to 6 round trips); and temporary housing in Los Angeles for you for up to six weeks (or until you move into a permanent home, if sooner).

          3. (a) In the event of your death, the Employment Period shall automatically terminate, effective upon the date of your death.

               (b) In the event that you are unable to perform the duties required of you pursuant to this agreement for ninety (90) days during the Employment Period (whether or not such ninety (90) days are consecutive) by reason of illness or other physical incapacity, we may, after the expiration of such ninety (90) days, terminate this agreement on thirty (30) days written notice to you.

          4. Except as required in connection with the performance of your services to us, you shall not, during or after the termination of the Employment Period use or disclose to any person, partnership or corporation any confidential business information or trade secrets of ours obtained or learned by you during the Employment Period, including, without limitation, the type and nature of the contracts entered into by us in connection with the acquisition of television programming and the distribution of television programming or the basis upon which we elect to acquire television programming for distribution.

          5. You hereby agree that you shall not, for a period of two (2) years following the termination of the Employment Period, (a) induce, directly or indirectly, any person, partnership or corporation from whom or from which we acquire television programming during the Employment Period, to terminate its agreement with us with respect to such programming, to refuse to renew any such agreement or to refuse to enter into any agreement with us with respect to the development or production of additional episodes of, or one or more prequels or sequels to, or any other derivative of, such programming or (b) induce, directly or indirectly, any employee of ours to terminate his or her employment with us.

          6. You hereby agree that all ideas, creations, improvements and other works of authorship created, developed written or conceived by you at any time during the Employment Period are works for hire within the scope of your employment and shall be our property free of any claim whatever by you or any person claiming any rights or interests through you.

                  7. You hereby agree to indemnify and hold us harmless from and against any and all loss, damage, liability, cost and expense, including reasonable attorney's fees, incurred by us as a result of, arising out of or in connection with a violation of any term or condition of this Agreement required to be performed or observed by you.

          4 8. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and constitutes the entire agreement between the parties hereto on the subject matter hereof. No waiver or modification of the terms shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, administrators and executors.

                                             Yours very truly,

ACCEPTED:                                    KING WORLD PRODUCTIONS, INC.



By: /s/ Don Prijatel                         By:
    ---------------------
        Don Prijatel

                          KING WORLD PRODUCTIONS, INC.
                              12400 Wilshire Blvd.
                          Los Angeles, California 90025





                                            As of September 1, 1991



Mr. Don Prijatel
31758 Kentfield Court
Westlake Village, California   91361

Dear Don:

          This letter, when accepted by you, shall constitute an amendment (the "Amendment") to the letter agreement (the "Letter Agreement"), dated June 23, 1989, between King World Productions, Inc. (the "Company") and you. Unless otherwise modified herein, all of the terms, definitions and provisions of the Letter Agreement shall continue in effect and shall govern this Amendment. The Company and you hereby agree as follows:

          1. You hereby grant to the Company an option to extend the Employment Period for three additional twelve-month periods (the "Option Periods"), to commence on September 1, 1992 and to end on August 31, 1993, in the case of the first Option Period, to commence on September 1, 1993 and to end on August 31, 1994, in the case of the second Option Period, and to commence on September 1, 1994 and to end on August 31, 1995, in the case of the third Option Period. The Company may exercise such option by giving you written notice to such effect not later than July 1, 1992, in the case of the first Option Period, July 1, 1993, in the case of the second Option Period, and July 1, 1994 in the case of the third Option Period. In the event that the Company elects to exercise one or more of such options, the terms and provisions of the Letter Agreement, as amended hereby, shall remain in effect and shall apply during the Employment Period as extended by the exercise of any such option, except as otherwise expressly provided in the Letter Agreement and herein.

          2. The Company shall pay to you, and you shall accept from the Company, for your services during the Employment Period, (i) compensation at the annual rate of $200,000 for the period from September 1, 1991 through August 31,

               1992, (ii) subject to the Company's exercising the option for the first Option Period, compensation at the annual rate of $225,000 for the period from September 1, 1992 through August 31, 1993,
               (iii) subject to the Company's exercising the option for the second Option Period, compensation at the annual rate of $250,000 for the period from September 1, 1993 through August 31, 1994, and (iv) subject to the Company's exercising the option for the third Option Period, compensation at the annual rate of $275,000 for the period from September 1, 1994 through August 31, 1995, in each case payable in accordance with the Company's customary payroll policy.

          3. You shall be entitled to a bonus of $50,000 payable upon the execution and delivery of this Amendment by you and the Company.

          4. Subject to the provisions of this paragraph 4, as soon as practicable after the execution and delivery of this Amendment, the Company will grant to you a "non-qualified stock option" under the Company's 1989 Stock Option and Restricted Stock Purchase Plan (the "Plan") to purchase 75,000 shares of the Company's Common Stock, $.01 par value, at an exercise price equal to $29.125 per share. You understand and agree, with respect to such option, that:

                    (i) your right to exercise such option shall vest over a
               five year period as follows: 20% on August 31, 1992; 20% on August 31, 1993; 20% on August 31, 1994; and 40% on August 31, 1996; and

                    (ii) if you should cease to be a full-time employee of the
               Company and any of its subsidiaries or affiliates, then you shall only have the right to exercise the unexercised portion of such option within one month after the date on which you ceased to be so employed and then only to the extent that such portion was vested (pursuant to the foregoing vesting schedule) on the date you ceased to be so employed, and you shall forfeit all other rights to and under such option, provided, however, that if your full-time employment ceases by reason of your death or "disability" (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), then such one month period shall instead be a one-year period following the cessation of your employment.

                    The foregoing, as well as such other terms and conditions as the Company shall deem appropriate, shall be set forth in a definitive stock option agreement. Your rights as an optionee shall be governed by the terms and conditions of such agreement and the Plan.

          Except as modified herein, all terms and provisions of the Letter Agreement shall continue in full force and effect during the Employment Period.

                                               Very truly yours,

                                               KING WORLD PRODUCTIONS, INC.




                                               By:

Accepted:




    Don Prijatel

                          KING WORLD PRODUCTIONS, INC.
                              12400 Wilshire Blvd.
                          Los Angeles, California 90025







                                          As of September 1, 1995



Mr. Don Prijatel
31758 Kentfield Court
Westlake Village, California  91361

Dear Don:

          This letter, when accepted by you, shall constitute an amendment (the "Second Amendment") to the letter agreement, dated June 23, 1989, as amended September 1, 1991 (as so amended, the "Letter Agreement"), between King World Productions, Inc. (the "Company") and you. Unless otherwise modified herein, all of the terms, definitions and provisions of the Letter Agreement shall continue in effect and shall govern this Second Amendment. The Company and you hereby agree as follows:

               1. The "Employment Period" (as that term is defined in the Letter Agreement) shall terminate on August 31, 1998.

               2. Your salary compensation for the period (a) from September 1, 1995 through August 31, 1996 shall be payable at the annual rate of $300,000, (b) from September 1, 1996 through August 31, 1997 shall be payable at the annual rate of $315,000 and (c) from September 1, 1997 through August 31, 1998 shall be payable at the annual rate of $325,000.

               3. Effective as of the date hereof, you shall be employed as Senior Vice President, Advertising and Promotion.

               4. Subject to the provisions of this paragraph 4, the Company will grant to you a "non-qualified stock option" under the Company's 1989 Stock Option and Restricted Stock Purchase Plan (the "Plan") to purchase 25,000 shares of the Company's Common

               Stock, $.01 par value (the "Common Stock"), at an exercise price equal to $38.50 per share, the closing price of the Common Stock on the New York Stock Exchange on the date hereof. You understand and agree with respect to such option that:

                    (i) your right to exercise such option shall vest as
               follows: 20% on August 31, 1996; 20% on August 31, 1997; 20% on
               August 31, 1998; and 40% on August 31, 2000; and

                    (ii) if you should cease to be a full-time employee of the
               Company and any of its subsidiaries or affiliates, then you shall only have the right to exercise the unexercised portion of such option within one month after the date on which you ceased to be so employed and then only to the extent that such portion was vested (pursuant to the foregoing vesting schedule) on the date you ceased to be so employed, and you shall forfeit all other rights to and under such option, provided, however, that if your full-time employment ceases by reason of your death or "disability" (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), then such one month period shall instead be a one-year period following the cessation of your employment.

                    The foregoing, as well as such other terms and conditions as the Company shall deem appropriate, shall be set forth in a definitive stock option agreement. Your rights as an optionee shall be governed by the terms and conditions of such agreement and the Plan.

          Except as modified herein, all terms and provisions of the Letter Agreement shall continue in full force and effect.

                                           Very truly yours,

                                           KING WORLD PRODUCTIONS, INC.


                                           By:__________________________________

Accepted:


------------------------------
        Don Prijatel

                          KING WORLD PRODUCTIONS, INC.
                            12400 Wilshire Boulevard
                          Los Angeles, California 90025







                                                              July 10, 1998





Mr. Don Prijatel
31758 Kentfield Court
Westlake Village, California  91361

Dear Don:

         This letter, when accepted by you, shall constitute an amendment (the "Third Amendment") to the letter agreement, dated June 23, 1989, as amended September 1, 1991 and September 1, 1995 (as so amended, the "Letter Agreement"), between King World Productions, Inc. (the "Company") and you. All of the definitions of the Letter Agreement shall govern this Third Amendment. The Company and you hereby agree as follows:

               1. The Employment Period shall terminate on August 31, 2001.

               2. Your salary compensation for the period (a) from September 1, 1998 through August 31, 1999 shall be payable at the annual rate of $360,000, (b) from September 1, 1999 through August 31, 2000 shall be payable at the annual rate of $378,000 and (c) from September 1, 2000 through August 31, 2001 shall be payable at the annual rate of $397,000.

               3. You hereby grant to the Company options to extend the Employment Period for two additional twelve month periods (the "Option Periods") to commence on September 1, 2001 and to end on August 31, 2002, in the case of the first Option Period, and to commence on September 1, 2002 and to end on August 31, 2003, in the case of the second Option Period. The Company may exercise such options by giving you written notice to such effect not later than May 1, 2001, in the case of the first Option Period, and May 1, 2002, in the case of the second Option Period. In the event that the Company elects to exercise the first or both of such options, the terms and provisions of the Letter Agreement, as amended hereby, shall remain in effect and shall apply during the Employment Period as so extended. If the Company shall exercise the option for the first Option Period, the Company shall pay to you, and you shall accept from the Company, salary compensation at the annual rate of $417,000 during such Option Period, and if the Company shall exercise the option for the second Option Period, the Company shall pay to you, and you shall accept from the Company, salary compensation at the annual rate of $442,000 during such Option Period.

               4. Subject to the provisions of this paragraph 4, the Company will grant to you a "non-qualified stock option" under the Company's Amended and Restated Stock Option and Restricted Stock Purchase Plan (the "Plan") to purchase 50,000 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), at an exercise price equal to $26.19 per share, the closing price of the Common Stock on the New York Stock Exchange on the date hereof. You understand and agree with respect to such option that:

                    (i) your right to exercise such option shall vest as
               follows: 20% on August 31, 1999; 20% on August 31, 2000; 20% on
               August 31, 2001; and 40% on August 31, 2003; and

                          (ii) if you should cease to be a full-time employee
               of the Company and any of its subsidiaries or affiliates, then you shall only have the right to exercise the unexercised portion of such option within one month after the date on which you ceased to be so employed and then only to the extent that such portion was vested (pursuant to the foregoing vesting schedule) on the date you ceased to be so employed, and you shall forfeit all other rights to and under such option, provided, however, that if your full-time employment ceases by reason of your death or "disability" (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), then such one month period shall instead be a one-year period following the cessation of your employment.

                         The foregoing, as well as such other terms and
               conditions as the Company shall deem appropriate, shall be set forth in a definitive stock option agreement. Your rights as an optionee shall be governed by the terms and conditions of such agreement and the Plan.

               5. Effective September 1, 1998, you shall be employed as President, Advertising and Promotion.

          Except as modified herein, all terms and provisions of the Letter Agreement shall continue in full force and effect.

                                       Very truly yours,

                                       KING WORLD PRODUCTIONS, INC.


                                       By:__________________________________
Accepted:


------------------------------
         Don Prijatel